Exhibit 99.1
www.angieslist.com

Form S-4 Registration Statement for Proposed Acquisition of Angie’s List
by IAC/InterActiveCorp and ANGI Homeservices Declared Effective
by SEC; Angie’s List Announces Record Date and Expected
Meeting Date and Time of Special Meeting of Stockholders

INDIANAPOLIS, Indiana — August 30, 2017 — Angie’s List, Inc. (NASDAQ: ANGI) today announced that the U.S. Securities and Exchange Commission (the “SEC”) has declared effective the registration statement on Form S-4 (the “Registration Statement”) filed by ANGI Homeservices Inc. (“ANGI Homeservices”) relating to the previously announced acquisition of Angie’s List by ANGI Homeservices by way of the merger of Casa Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of ANGI Homeservices, with and into Angie’s List (the “Merger”). The Registration Statement includes a definitive proxy statement/prospectus of Angie’s List and ANGI Homeservices. Notice of the special meeting of Angie’s List stockholders (the “Special Meeting”) and the definitive proxy statement/prospectus is expected to be mailed on or about August 30, 2017, to stockholders of Angie’s List as of the close of business on August 25, 2017. Stockholders will be able to obtain, without charge, a copy of the definitive proxy statement/prospectus and other documents that Angie’s List and ANGI Homeservices filed with the SEC from the SEC’s website at www.sec.gov. The definitive proxy statement/prospectus and other relevant documents are also available, without charge, by directing a request by mail or telephone to (888) 750-5834, or from Angie’s List’s website, www.angieslist.com.

Special Meeting Information

Angie’s List established the close of business on August 25, 2017 as the record date for the Special Meeting to be held for the following purposes: (1) to consider and vote on a proposal to adopt the Agreement and Plan of Merger, dated as of May 1, 2017, among Angie’s List, Inc., IAC/InterActiveCorp, a Delaware corporation (“IAC”), ANGI Homeservices, and Casa Merger Sub, Inc., a Delaware corporation and direct wholly owned subsidiary of ANGI Homeservices, as amended by that certain Amendment No. 1 dated as of August 26, 2017 (as amended, the “Merger Agreement”), (2) to consider and cast an advisory (non-binding) vote upon a proposal to approve compensation payable to certain executive officers of Angie’s List in connection with the Merger, and (3) to consider and vote on a proposal to approve one or more adjournments or postponements of the Special Meeting if necessary or appropriate, including to solicit additional proxies in favor of the proposal to adopt the Merger Agreement if there are not sufficient votes at the time of the Special Meeting to adopt the Merger Agreement.

The Special Meeting is scheduled to be held at The Alexander at 333 South Delaware Street, Indianapolis, Indiana 46204, on Friday, September 29, 2017, at 10 a.m., Eastern time.

At the effective time of the Merger (the “Effective Time”), each share of Angie’s List common stock outstanding immediately prior to the Effective Time (other than shares owned or held in treasury by Angie’s List, which will automatically be cancelled, retired and cease to exist for no consideration) will be converted into the right to receive, at the holder's election (i) in the case of a share of Angie’s List common stock with respect to which an election to receive a share of Class A common stock, par value $0.001 per share, of ANGI Homeservices (a “Class A share”) has been properly made and not revoked or lost, one Class A share or (ii) in the case of a share of Angie's List common stock with respect to which an election to receive cash has been properly made and not revoked or lost, $8.50 in cash, without interest (the “Cash Consideration”), but subject to the proration provisions described in the Merger Agreement. Immediately following the closing of the Merger, depending on the number of Angie’s List stockholders that elect to receive Cash Consideration, former holders of Angie's List common stock and equity awards are expected to hold, in the aggregate, Class A shares representing between approximately 10% (assuming Angie’s List stockholders elect to receive the maximum aggregate Cash Consideration) and 13% (assuming no Angie’s List stockholders elect to receive Cash Consideration) of the economic interest in ANGI Homeservices common stock (on a fully diluted basis, calculated using the treasury stock method), and less than 2% of the total voting power of ANGI Homeservices common stock, and IAC is expected to hold shares of Class B common stock of ANGI Homeservices which, together with Class A shares underlying equity awards in respect of HomeAdvisor, Inc. to be converted into awards in respect of ANGI Homeservices, will represent between approximately 87% and 90% of the economic interest (on a fully diluted basis, calculated using the treasury stock method) and approximately 98% of the total voting power of ANGI Homeservices common stock. Angie’s List stockholders who wish to make an election with respect to the consideration to be received in the Merger must deliver a properly completed election form to Computershare Trust Company, N.A. by 5:00 p.m., Eastern time on Thursday, September 28 (the “Election Deadline”), which is the day prior to the date of the Special Meeting. Angie’s List stockholders who hold their shares through a broker, dealer, commercial bank, trust company or other fiduciary may be subject to an earlier deadline than the Election Deadline for making such election with respect to such shares of Angie’s List common stock. Such Angie’s List stockholders should contact their broker, dealer, commercial bank, trust company or other fiduciary with any questions and to receive the appropriate instruction forms. BEFORE MAKING ANY VOTING DECISION, ANGIE’S LIST'S STOCKHOLDERS ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE DEFINITIVE PROXY STATEMENT/PROSPECTUS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE MERGER.

Angie’s List expects the Merger to close in the late third quarter or early fourth quarter of 2017.

Cautionary Statement Regarding Forward-Looking Information

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The use of words such as “anticipates,” “estimates,” “expects,” “plans” and “believes,” among others, generally identify forward-looking statements.  These forward-looking statements include, among others, statements relating to: Angie’s List’s and/or ANGI Homeservices’ future financial performance, Angie’s List’s and/or ANGI Homeservices’ business prospects, strategy and anticipated trends in the industries in which Angie’s List’s and/or ANGI Homeservices’ businesses operate, or will operate, and other similar matters.  These forward-looking statements are based on management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.  Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons.  As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.  In light of these risks and uncertainties, these forward-looking statements may not prove to be accurate. Accordingly, you should not place undue reliance on these forward-looking statements.

In addition to factors previously disclosed in Angie’s List’s and IAC’s reports filed with the SEC and those identified elsewhere in this communication, the following factors, among others, could cause actual results to differ materially from forward-looking statements and historical performance:  (1) the occurrence of any event, change or other circumstances that could give rise to right of one or both of the parties to terminate the Merger Agreement; (2) the outcome of any legal proceedings that may be instituted against Angie’s List, IAC, ANGI Homeservices or Merger Sub; (3) the failure to obtain the necessary stockholder approval or to satisfy any of the other conditions to the proposed transactions on a timely basis or at all; (4) the possibility that the anticipated benefits of the proposed transactions are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of Angie’s List and the HomeAdvisor business or as a result of changes in the economy and competitive factors in the areas where Angie’s List and the HomeAdvisor business do business; (5) the possibility that the proposed transactions may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (6) diversion of management’s attention from ongoing business operations and opportunities; (7) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed transactions; (8) changes in asset quality and credit risk; (9) the potential liability for a failure to meet regulatory requirements; (10) potential changes to tax legislation; (11) the potential effect of the announcement of the proposed transactions or consummation of the proposed transactions on relationships, including with employees, customers and competitors; (12) the ability to retain key personnel; and (13) changes in local, national and international financial market, insurance rates and interest rates.  Forward looking statements speak only as of the date they are made and Angie’s List, IAC and ANGI Homeservices do not intend, and undertake no obligation, to update any forward-looking statement.

Important Additional Information

Investors and security holders are urged to carefully review and consider each of Angie’s List’s, IAC’s and ANGI Homeservices’ public filings with the SEC, including but not limited to, if applicable, their Annual Reports on Form 10-K, their proxy statements, their Current Reports on Form 8-K and their Quarterly Reports on Form 10-Q.  The documents filed by Angie’s List with the SEC may be obtained free of charge at Angie’s List’s website at http://www.investor.angieslist.com or at the SEC’s website at https://www.sec.gov.  These documents may also be obtained free of charge from Angie’s List by requesting them in writing to Investor Relations, Angie’s List, Inc., 1030 East Washington Street, Indianapolis, Indiana 46202, or by telephone at 1-888-888-5478.

The documents filed by IAC and ANGI Homeservices with the SEC may be obtained free of charge at IAC’s website at http://www.iac.com or at the SEC’s website at https://www.sec.gov.  These documents may also be obtained free of charge from IAC by requesting them in writing to IAC Investor Relations, 555 West 18th Street, New York, NY 10011, or by telephone at 1-212-314-7400.

In connection with the proposed transaction, ANGI Homeservices has filed a registration statement on Form S-4 with the SEC (File No. 333-219064) that includes a proxy statement of Angie’s List and prospectus of ANGI Homeservices, and each party has filed and will file other documents regarding the proposed transaction with the SEC. Before making any voting or investment decision, investors and security holders of Angie’s List are urged to carefully read the entire registration statement and proxy statement/prospectus as well as any amendments or supplements to these documents and any other relevant documents filed with the SEC, because they will contain important information about the proposed transaction.  The registration statement on Form S-4 was declared effective by the SEC on August 30, 2017. A definitive proxy statement/prospectus is expected to be mailed on or about August 30, 2017 to stockholders of Angie’s List as of August 25, 2017, the record date.  Investors and security holders will be able to obtain the registration statement and the proxy statement/prospectus free of charge from the SEC’s website or from Angie’s List or IAC as described in the paragraphs above.

Participants in the Solicitation

Angie’s List, IAC, ANGI Homeservices and certain of their directors and executive officers may be deemed participants in the solicitation of proxies from Angie’s List’s stockholders in connection with the proposed transactions.  Information about the directors and executive officers of Angie’s List is set forth in its proxy statement for its 2017 annual meeting of stockholders, which was filed with the SEC on April 28, 2017, its annual report on Form 10-K for the fiscal year ended December 31, 2016, which was filed with the SEC on February 21, 2017, and in subsequent documents filed with the SEC, each of which can be obtained free of charge from the sources indicated above. Information about the directors and executive officers of IAC is set forth in the definitive proxy statement for IAC’s 2017 annual meeting of stockholders, as previously filed with the SEC on May 1, 2017.  Angie’s List stockholders may obtain additional information regarding the interests of such participants by reading the registration statement and the proxy statement/prospectus. Free copies of these documents may be obtained as described in the paragraphs above.

About Angie’s List

Finding a pro for a job well done is made easy online by visiting Angieslist.com. More than six million members nationwide use Angie’s List, a leading provider of reviews, offers and information in over 700 service categories, to help them improve their homes. Built on a foundation of more than 10 million verified reviews of local service, Angie’s List connects members directly to its online marketplace of services and offers unique tools and support designed to improve the local service experience for both members and service professionals.

Contact

Investor and Media Relations:
Leslie Arena
317-808-4527
lesliea@angieslist.com

3